Exhibit 10.4
VOTING AND SUPPORT AGREEMENT
     This Voting and Support Agreement (“Agreement”) is made and entered into as of June 20, 2009, by and between Voyager Learning Company, a Delaware corporation (the “Company”), and VSS-Cambium Holdings III, LLC, a Delaware limited liability company (“Holdings III”). Certain capitalized terms used in this Agreement are defined in Section 7 hereof and certain other capitalized terms used in this Agreement that are not defined herein shall have the meaning given to such terms in the Merger Agreement (as defined below).
RECITALS
     WHEREAS, Holdings III is the holder of record or the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of (i) all of the membership interests in VSS-Cambium Holdings III Acquisition, LLC, a Delaware limited liability company (“Acquisition LLC”) and (ii) all outstanding capital stock of VSS-Cambium Holdings II Corp., a Delaware corporation (“Cambium Holdings II”);
     WHEREAS, concurrently with the execution and delivery of this Agreement, Cambium Holdings, Inc., a Delaware corporation (“Parent”), Vowel Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Purchaser”), the Company, Cambium Holdings II, Consonant Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Consonant Merger Sub”), and Vowel Representative, LLC, a Delaware limited liability company, are entering into an Agreement and Plan of Mergers (the “Merger Agreement”) which provides, upon the terms and subject to the conditions set forth therein, for the merger of Purchaser with and into the Company (the “Voyager Merger”) and the merger of Consonant Merger Sub with and into Cambium Holdings II (the “Cambium Merger”) and together with the Voyager Merger, the “Mergers”);
     WHEREAS, pursuant to the Merger Agreement and the Holdings III Merger Agreement attached as Exhibit A-1 to the Merger Agreement, prior to the Effective Time, VSS-Cambium Holdings, LLC, a Delaware limited liability company (“VSS-Cambium LLC”) will merge with and into Acquisition LLC with VSS-Cambium LLC as the surviving entity (the “Holdings III Merger”);
     WHEREAS, following the Holdings III Merger and prior to the Effective Time, VSS-Cambium LLC and Cambium Holdings II will be wholly owned subsidiaries of Holdings III, and pursuant to the Contribution Agreement, dated as of the date hereof, between Holdings III and Cambium Holdings II in the form attached as Exhibit A-2 to the Merger Agreement (the “Holdings III Contribution Agreement”), Holdings III will contribute all of the outstanding membership interest in VSS-Cambium LLC to Cambium Holdings II (the “Cambium Reorganization”); and
     WHEREAS, as a condition and inducement to the Company’s willingness to enter into the Merger Agreement, Holdings III has agreed to execute, deliver and perform this Agreement.

AGREEMENT
     NOW, THEREFORE, the parties to this Agreement, intending to be legally bound, agree as follows:
     Section 1. Agreements to Vote.
          (a) Agreement to Vote LLC Interests. During the Term, at any meeting of the members of Acquisition LLC (or of the holders of any class of membership interests of Acquisition LLC) called with respect to any of the following, and at every adjournment or postponement thereof and in any action by written consent of the members of Acquisition LLC in lieu of a meeting, with respect to any of the following, Holdings III shall vote or consent with respect to the Subject Acquisition Securities: (a) in favor of adoption of the Holdings III Merger Agreement and approval of the Holdings III Merger and the other actions contemplated by the Holdings III Merger Agreement (the “Holdings III Merger Proposals”), (b) against any action, agreement or proposal that could reasonably be expected to impede, interfere with, delay, postpone or materially adversely affect the Holdings III Merger or the other transactions contemplated by the Holdings III Merger Agreement, and (c) against any action, agreement or proposal that could reasonably be expected to impede, interfere with, delay, postpone or materially adversely affect the Cambium Reorganization. The Subject Acquisition Securities shall be deemed present for purposes of a quorum at any meeting of the members of Acquisition LLC at which the Holdings III Merger is voted upon.
          (b) Agreement to Vote Shares. During the Term, at any meeting of the stockholders of Cambium Holdings II (or of the holders of any class of stock of Cambium Holdings II’s capital stock) called with respect to any of the following, and at every adjournment or postponement thereof and in any action by written consent of the stockholders of Cambium Holdings II in lieu of a meeting, with respect to any of the following, Holdings III shall vote or consent with respect to the Subject Cambium Holdings II Securities: (a) in favor of adoption of the Merger Agreement and approval of the Cambium Merger and the other actions contemplated by the Merger Agreement (the “Cambium Merger Proposals”), (b) against any action, agreement or proposal that could reasonably be expected to result in any of the conditions to the consummation of the Cambium Merger under the Merger Agreement not being fulfilled or which could reasonably be expected to otherwise impede, interfere with, delay, postpone or materially adversely affect the Cambium Merger or the other transactions contemplated by the Merger Agreement. The Subject Cambium Securities shall be deemed present for purposes of a quorum at any meeting of the stockholders of Cambium Holdings II at which the Cambium Merger is voted upon.
     Section 2. Irrevocable Proxies.
          (a) Membership Proxy. Concurrently with the execution of this Agreement, Holdings III agrees to execute and deliver to the Company a proxy, which is coupled with an interest and shall be irrevocable to the fullest extent permitted by law, with respect to the membership interests referred to therein in the form attached hereto as Exhibit A (the “Membership Proxy”), which Membership Proxy shall remain in full force and effect during the Term and will automatically be revoked upon expiration of the Term.

          (b) Cambium Holdings II Proxy. Concurrently with the execution of this Agreement, Holdings III agrees to execute and deliver to the Company a proxy, which is coupled with an interest and shall be irrevocable to the fullest extent permitted by law, with respect to the shares referred to therein in the form attached hereto as Exhibit B (the “Cambium Holdings II Proxy”, and together with the Membership Proxy, the “Proxies”), which Cambium Holdings II Proxy shall remain in full force and effect during the Term and will automatically be revoked upon expiration of the Term.
     Section 3. Covenants.
          (a) Restriction on Transfer of Subject Securities. Except pursuant to the terms of the Merger Agreement, the Holdings III Merger Agreement and the Holdings III Contribution Agreement, during the Term, Holdings III shall not, directly or indirectly, cause or permit any Transfer of any of the Subject Securities to be effected. Any Transfer of any Subject Securities in violation of this Section 3 shall be void and have no force or effect.
          (b) Restriction on Transfer of Voting Rights of Subject Securities. During the Term, except as provided in this Agreement Holdings III shall not: (i) grant any proxy or power of attorney or enter into a voting agreement or similar arrangement with respect to the Subject Securities except to the extent such proxy, power of attorney, voting agreement or similar arrangement is in favor of the Company or its designee or (ii) deposit any of the Subject Securities into a voting trust.
          (c) Inconsistent Agreements. Holdings III agrees, during the Term, that it shall not enter into any agreement, proxy, voting trust or other arrangement or understanding with any other Person that would violate or prohibit the performance of this Agreement.
     Section 4. Representations, Warranties and Covenants. Holdings III hereby represents, warrants and covenants to the Company as follows:
          (a) Due Authorization, Etc. Holdings III has legal capacity, power and authority to enter into this Agreement and the Proxies. This Agreement has been, and each Proxy when delivered will have been, duly and validly executed and delivered by Holdings III and constitute valid and binding agreements or instruments of Holdings III enforceable in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally and subject to general principles of equity.
          (b) No Conflict. The execution and delivery of this Agreement and each Proxy by Holdings III do not, and the performance of this Agreement and each Proxy by Holdings III will not conflict with, violate or result in a breach of or constitute (with or without notice or the passage of time) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under (i) the organizational documents of Holdings III, if any, (ii) any law, rule, regulation, order, decree or judgment applicable to Holdings III or the Subject Securities held by Holdings III, or (iii) any contract, indenture, guarantee, lease, mortgage, license or other agreement, instrument, obligation or undertaking of any kind to which Holdings III is a party or by which Holdings III or any of its properties or assets are bound. Except pursuant to this Agreement or otherwise in favor of the Company, Holdings III has not, and shall not, grant any proxy with respect to the Subject Securities.
          (c) Title to Securities. As of the date of this Agreement: (i) Holdings III Owns all of the shares of Cambium Holdings II Common Stock indicated on Schedule I hereto; (ii) Holdings III Owns the LLC Interest indicated on Schedule I hereto; and (iii) Holdings III does not directly or indirectly Own any capital stock, membership interests or other securities of Acquisition LLC or Cambium Holdings II, or any option, warrant or right to acquire (by purchase, conversion or otherwise) any capital stock, membership interests or other securities of Acquisition LLC or Cambium Holdings II other than those indicated on Schedule I hereto. Except as permitted by this Agreement, the Holdings III Merger and the Holdings III Contribution, the Subject Securities are now and, at all times during the Term, the Subject Securities will be, held by Holdings III or by a nominee or custodian for the benefit of Holdings III, free and clear of all mortgages, claims, charges, liens, security interests, pledges or options, proxies, voting trusts or agreements, understandings or arrangements or any other rights whatsoever.
          (d) Reliance by the Company. Holdings III understands and acknowledges that the Company is entering into the Merger Agreement in reliance upon Holdings III’s execution, delivery and performance of this Agreement.
          (e) Stop Transfer. Holdings III hereby agrees and covenants that it will not request that Acquisition LLC or Cambium Holdings II register the Transfer of any certificate or uncertificated interest representing any of the Subject Securities unless such Transfer is made in compliance with this Agreement or in connection with the Holdings III Merger Agreement or the Holdings III Contribution Agreement, as the case may be. Holdings III hereby acknowledges and agrees that Acquisition LLC or Cambium Holdings II may instruct their respective transfer agent to prohibit any Transfer during the Term of any certificate or uncertificated interests representing any of the Subject Securities Owned by Holdings III except to the extent permitted by this Agreement or necessary to effect the Holdings III Merger Agreement or the Holdings III Contribution Agreement.
          (f) Holdings III Contribution Agreement. Simultaneously with the execution and delivery of this Agreement Holdings III and Cambium Holdings II have entered into the Holdings III Contribution Agreement in the form attached as Exhibit A-2 to the Merger Agreement.
     Section 5. Waiver of Appraisal Rights. Holdings III hereby agrees not to exercise or assert, any rights of appraisal from the Cambium Merger and the transactions contemplated by the Merger Agreement that Holdings III may have.
     Section 6. Further Assurances. From time to time and without additional consideration, Holdings III shall (at the Company’s sole expense and without requiring Holdings III to undertake any additional liability or obligation or make any representation or warranty to any Person) execute and deliver, or cause to be executed and delivered, such additional confirmatory transfers, assignments, endorsements, proxies, consents and other instruments, and shall (at the Company’s sole expense) take such further actions (subject to the limitations in this

Section 6), as the Company may reasonably request in writing for the purpose of carrying out and furthering the intent of this Agreement.
     Section 7. Certain Definitions. For purposes of this Agreement,
          (a) “Affiliate” has the meaning assigned thereto in Rule 12b-2 under the Exchange Act.
          (b) “Cambium Holdings II Common Stock” means the common stock, par value of $0.001 per share, of Cambium Holdings II.
          (c) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          (d) Holdings III shall be deemed to “Own” or to have acquired “Ownership” of a security if Holdings III, at the time of determination, is the record owner of such security, or is the “beneficial owner” of such security within the meaning of Rule 13d-3 under the Exchange Act.
          (e) “LLC Interests” means the membership interests of Acquisition LLC.
          (f) “Person” means any (i) individual, (ii) corporation, limited liability company, partnership or other entity or (iii) Governmental Authority.
          (g) “Subject Acquisition Securities” means: (i) all securities of Acquisition LLC (including all LLC Interests and all rights to acquire LLC Interests) Owned by Holdings III as of the date of this Agreement, whether vested or unvested; and (ii) all additional securities of Acquisition LLC (including all additional LLC Interests and all additional rights to acquire LLC Interests), whether vested or unvested, of which Holdings III acquires Ownership (regardless of the method by which Holdings III acquires Ownership) during the Term and (iii) any security of Acquisition LLC issued with respect to the securities set forth in clauses (i) or (ii) as a result of any dividend, split-up, recapitalization, combination, exchange of interests or the like.
          (h) “Subject Cambium Holdings II Securities” means: (i) all securities of Cambium Holdings II (including all Cambium Holdings II Common Stock and all rights to acquire Cambium Holdings II Common Stock) Owned by Holdings III as of the date of this Agreement, whether vested or unvested; and (ii) all additional securities of Cambium Holdings II (including all additional Cambium Holdings II Common Stock and all additional rights to acquire Cambium Holdings II Common Stock), whether vested or unvested, of which Holdings III acquires Ownership (regardless of the method by which Holdings III acquires Ownership) during the Term and (iii) any security of Cambium Holdings II issued with respect to the securities set forth in clauses (i) or (ii) as a result of any dividend, split-up, recapitalization, combination, exchange of interests or the like.
          (i) “Subject Securities” means the Subject Acquisition Securities and the Subject Cambium Holdings II Securities.

          (j) “Term” shall mean from the date hereof until the earlier to occur of (i) the Effective Time, (ii) the termination of the Merger Agreement in accordance with its terms, or (iii) the termination of this Agreement upon mutual written agreement of the parties hereto.
          (k) A Person shall be deemed to have effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, pledges, assigns, encumbers, transfers or disposes of (including by gift, merger or operation of law), or grants an option, contract or other arrangement or understanding with respect to such security or any interest in such security to any Person other than Parent; (ii) enters into an agreement or commit to do any of the foregoing; (iii) enters into a hedging transaction or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Subject Securities; (iv) establishes a “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act or (v) commits, agrees or offers to do any of the foregoing.
     Section 8. Miscellaneous.
          (a) Assignment; Binding Effect. Except as provided herein, neither this Agreement nor any of the interests or obligations hereunder may be assigned or delegated by Holdings III, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Agreement shall be binding upon Holdings III and Holdings III’s heirs, estate, executors and personal representatives and Holdings III’s successors and assigns. This Agreement shall inure to the benefit of the Company and its successors and assigns. Without limiting any of the restrictions set forth in Section 3(a) or elsewhere in this Agreement, this Agreement shall be binding upon any Person to whom any Subject Securities Owned by Holdings III are transferred. Nothing in this Agreement is intended to confer on any Person (other than the Company and its successors and assigns) any rights or remedies of any nature.
          (b) Disclosure. Holdings III hereby agrees to permit the Company to publish and disclose in the Proxy Statement/Prospectus, and any press release or other disclosure document which the Company reasonably determined to be necessary or desirable in connection with the Mergers and any transactions related thereto, Holdings III’s identity and ownership of the Subject Securities and the nature of Holdings III’s commitments, arrangements and understandings under this Agreement.
          (c) Specific Performance. The parties agree that irreparable damage would occur in the event that any provisions of this Agreement (excluding the provisions of Section 1(a) and Section 2(a) and the Membership Proxy) or the Cambium Holdings II Proxy were not performed in accordance with its specific terms or were otherwise breached and in the event of any breach or threatened breach by Holdings III of any covenant or obligation contained in any provisions of this Agreement (excluding the provisions of Section 1(a) and Section 2(a) and the Membership Proxy) or in the Cambium Holdings II Proxy, the Company shall be entitled (in addition to any other remedy that may be available to it, including monetary damages but strictly as limited herein), without the posting of any bond and without proof of actual damages, to seek (x) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation contained in this Agreement (excluding the provisions of Section 1(a) and Section 2(a) and the Membership Proxy) or in the Cambium Holdings II Proxy, solely to the extent set forth in this Agreement (excluding the provisions of Section 1(a) and Section 2(a) and the Membership Proxy) and the Cambium Holdings II Proxy, and (y) an injunction restraining such breach or threatened breach of this Agreement (excluding the provisions of Section 1(a) and Section 2(a) and the Membership Proxy) and the Cambium Holdings II Proxy. For avoidance of doubt, the Company’s right to seek specific performance or an injunction under this Section 8(c) shall exclude the right to seek specific performance or an injunction of the obligations contained in Section 1(a), Section 2(a) or the Membership Proxy and nothing set forth in this Agreement shall give the Company the right to seek specific performance or any injunction to enforce any other Transaction Document.
          (d) Limitation on Damages. Notwithstanding anything to the contrary contained herein, under no circumstances shall the aggregate liability for money damages of Holdings III under this Agreement exceed (i) $4,500,000 for any material and willful breaches of representations and warranties made herein or for failure to perform material covenants or obligations to be performed pursuant to the terms hereof, or (ii) $625,000 for the payment of any reasonable and documented out-of-pocket costs and expenses (including reasonable and documented legal fees and expenses) in connection with any action, including the filing of any lawsuit or legal action, taken to collect payment or force specific performance by Holdings III pursuant to Section 8(c) of this Agreement.
          (e) Amendment; Waiver; Remedies Cumulative. Any provision of this Agreement may be amended if, and only if, such amendment is in writing and signed by each of the parties hereto. No failure on the part of the Company to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of the Company in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy subject, however, to the limitations of Section 8(c) and subject to the further limitation that the Company shall not be entitled to monetary damages if the Mergers shall have occurred. The Company shall not be deemed to have waived any claim available to the Company, as the case may be, arising out of this Agreement, or any power, right, privilege or remedy of the Company under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of the Company, as the case may be; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given. All rights and remedies existing under this Agreement are cumulative to, and not exclusive to, and not exclusive of, any rights or remedies otherwise available.
          (f) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware without giving effect to principles of conflicts or choice of law.
          (g) Counterparts. This Agreement may be executed in two or more counterparts (including by facsimile), each of which shall be deemed an original and all of which together shall constitute one instrument.

          (h) Entire Agreement. This Agreement and any Proxy delivered in connection with this Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, representations and understandings (both written and oral) between the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon any party unless made in writing and signed by the party against whom enforcement is sought.
          (i) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or two (2) business days after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or facsimile number as set forth beneath such party’s signature hereto, or as subsequently modified by written notice.
          (j) Severability. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.
          (k) Waiver of Jury Trial. EACH OF THE COMPANY AND HOLDINGS III HEREBY IRREVOCABLY WAIVE AND COVENANT THAT IT WILL NOT ASSERT THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENT OR ACTION RELATED HERETO OR THERETO.
          (l) Descriptive Heading. The descriptive headings used herein are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

The parties have caused this Agreement to be duly executed on the date first above written.

THE COMPANY: VOYAGER LEARNING COMPANY
By:	/s/ Richard Surratt
	Name:	Richard Surratt
	Title:	President and Chief Executive Officer

Address for notices:
206 E. Washington, Suite B
Ann Arbor, MI 48104
Attn: General Counsel
Facsimile: (734) 663-5692
[SIGNATURE PAGE TO VOTING AND SUPPORT AGREEMENT]

VSS-CAMBIUM HOLDINGS III, LLC
By:	/s/ Scott J. Troeller
	Name:	Scott J. Troeller
	Title	President

Address for notices:
c/o Veronis Suhler Stevenson LLC
350 Park Avenue
New York, New York 10022

SCHEDULE I

LLC Interests Owned	Number of LLC Interests Issuable upon exercise of Options and Other Rights
100%	None.

Shares of Cambium Holdings II Common Stock Owned	Number of Shares of Cambium Holdings II Common Stock Issuable upon exercise of Options and Other Rights
1,000 shares	None

EXHIBIT A
IRREVOCABLE PROXY
     VSS-Cambium Holdings III, LLC, a Delaware limited liability company (“Holdings III”), hereby irrevocably appoints each of Richard Surratt and Todd Buchardt (collectively, the “Proxyholders”), as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights expressly provided herein and to act by written consent in lieu of any meeting (to the full extent that the undersigned is entitled to do so) with respect to (i) the outstanding membership interests of VSS-Cambium Holdings III Acquisition, LLC, a Delaware limited liability company (“Acquisition LLC”), owned of record by Holdings III as of the date of this Proxy, which interests are specified on the final page of this Proxy, and (ii) any and all other membership interests of Acquisition LLC which Holdings III may acquire on or after the date hereof. The membership interests of the Company referred to in clauses “(i)” and “(ii)” of the immediately preceding sentence are collectively referred to as the “LLC Interests”. Upon Holdings III’s execution of this Proxy, any and all prior proxies given by Holdings III with respect to any of the LLC Interests are hereby revoked and Holdings III agrees not to grant any subsequent proxies with respect to the LLC Interests until such time as this Proxy is terminated in accordance with its terms.
This Proxy is irrevocable, is coupled with an interest and is granted pursuant to that certain Voting and Support Agreement of even date herewith (the “Voting and Support Agreement”), by and between Voyager Learning Company, a Delaware corporation (the “Company”) and Holdings III, and is granted in consideration of the Company entering into that certain Agreement and Plan of Mergers, of even date herewith, by and among the Company, Cambium Holdings, Inc., a Delaware corporation (“Parent”), Vowel Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Parent, VSS-Cambium Holdings II Corp., a Delaware corporation, Consonant Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Parent, and Vowel Representative, LLC, a Delaware limited liability company (the “Merger Agreement”). As used herein, the term “Termination Date” means the earlier to occur of (i) the effective time of the Holdings III Merger, (ii) the termination of the Holdings III Merger Agreement in accordance with its terms, and (iii) the termination of the Voting and Support Agreement upon mutual written agreement of the parties thereto. Unless otherwise provided, other capitalized terms used but not defined in this Agreement shall have the meaning given to such terms in the Voting and Support Agreement.
Each of the Proxyholders named above is hereby authorized and empowered by Holdings III, at any time on or before the Termination Date, to act as Holdings III’s attorney and proxy to act by written consent or vote the LLC Interests, without regard to any instructions, written or otherwise, that may be given by Holdings III with respect to such vote or consent, at every annual, special or adjourned meeting of the members of Acquisition LLC or pursuant to any action by written consent in lieu of a meeting: (a) in favor of adoption of the Holdings III Merger Proposals, (b) against any other action, agreement or proposal that could reasonably be expected to impede, interfere with, delay, postpone or materially adversely affect the Holdings III Merger or the other transactions contemplated by the Holdings III Merger Agreement, and (c) against any action, agreement or proposal that could reasonably be expected to impede, interfere with, delay, postpone or materially adversely affect the Cambium Holdings II Reorganization. The Proxyholders may not exercise this Proxy on any other matter not referred to in this Proxy, and Holdings III may vote the LLC Interests on all other such matters.
This Proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of Holdings III (including any transferee of any of the LLC Interests).
Dated: June ___, 2009

VSS-Cambium Holdings III, LLC, a Delaware limited liability company

Name:	Scott J. Troeller
Title:	President

Membership interests of Acquisition LLC owned of record as of the date of this Proxy: 100% of membership interests

EXHIBIT B
IRREVOCABLE PROXY
     VSS-Cambium Holdings III, LLC, a Delaware limited liability company (“Holdings III”) hereby irrevocably appoints each of Richard Surratt and Todd Buchardt (collectively, the “Proxyholders”), as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights expressly provided herein and to act by written consent in lieu of any meeting (to the full extent that the undersigned is entitled to do so) with respect to (i) the outstanding shares of VSS-Cambium Holdings II Corp., a Delaware corporation (“Cambium Holdings II”), owned of record by Holdings III as of the date of this Proxy, which interests are specified on the final page of this Proxy, and (ii) any and all other capital stock of Cambium Holdings II which Holdings III may acquire on or after the date hereof. The capital stock of Cambium Holdings II referred to in clauses “(i)” and “(ii)” of the immediately preceding sentence are collectively referred to as the “Cambium Holdings II Stock”. Upon Holdings III’s execution of this Proxy, any and all prior proxies given by Holdings III with respect to any of the Cambium Holdings II Stock are hereby revoked and Holdings III agrees not to grant any subsequent proxies with respect to the Cambium Holdings II Stock until such time as this Proxy is terminated in accordance with its terms.
This Proxy is irrevocable, is coupled with an interest and is granted pursuant to that certain Voting and Support Agreements of even date herewith (the “Voting and Support Agreement”), by and between Voyager Learning Company, a Delaware corporation (the “Company”) and Holdings III, and is granted in consideration of the Company entering into that certain Agreement and Plan of Mergers, dated of even date herewith, by and among the Company, Cambium Holdings, Inc., a Delaware corporation (“Parent”), Vowel Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Parent, Cambium Holdings II, Consonant Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Parent, and Vowel Representative, LLC, a Delaware limited liability company (the “Merger Agreement”). As used herein, the term “Termination Date” means the earlier to occur of (i) the Effective Time, (ii) the termination of the Merger Agreement in accordance with its terms, and (iii) the termination of the Voting and Support Agreement upon mutual written agreement of the parties thereto. Unless otherwise provided, other capitalized terms used but not defined in this Agreement shall have the meaning given to such terms in the Merger Agreement.
Each of the Proxyholders named above is hereby authorized and empowered by Holdings III, at any time on or before the Termination Date, to act as Holdings III’s attorney and proxy to act by written consent or vote the Cambium Holdings II Stock, without regard to any instructions, written or otherwise, that may be given by Holdings III with respect to such vote or consent, at every annual, special or adjourned meeting of the members of Cambium Holdings II or pursuant to any action by written consent in lieu of a meeting: (a) in favor of adoption of the Cambium Merger Proposals (as defined in the Voting and Support Agreements), and (b) against any action, agreement or proposal that could reasonably be expected to result in any of the conditions to the consummation of the Cambium Merger under the Merger Agreement not being fulfilled or which could reasonably be expected to otherwise impede, interfere with, delay, postpone or materially adversely affect the Cambium Merger or the other transactions contemplated by the Merger

Agreement. The Proxyholders may not exercise this Proxy on any other matter not referred to in this Proxy, and Holdings III may vote the Cambium Holdings II Stock on all other such matters.
This Proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of Holdings III (including any transferee of any of the Cambium Holdings II Stock).
Dated: June ___, 2009

VSS-Cambium Holdings III, LLC, a Delaware limited liability company

Name:	Scott J. Troeller
Title:	President

Number of shares of Cambium Holdings II owned of record as of the date of this Proxy: 1,000 shares of common stock